Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates


Distribution Date                                                  11/17/97
Collection Period                                                  10/97

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,360,072.67

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $293,523.73

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,066,548.94

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $27.94

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.48

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $24.47

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $146,215.66

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $24,263.48

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $121,952.18

           (j)      Scheduled Payments due in such Collection Period                                   $1,973,959.48

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,969,966.36

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $55,754,408.81

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $53,689,805.31

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9629697

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $110,287.45

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,725.22

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.31

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $20,663.03

           (b)      Distributions (to) from Collection Account                                             $3,234.02
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $90.15

           (d)      Ending Payahead Account Balance                                                       $23,987.20

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,053,470.80
                           Spread Account Balance                                                      $6,926,737.98

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $669,236.82

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $14,845.87

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $532,920.28

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                198
                           Aggregate Gross Amount                                                      $2,397,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                180
                           Aggregate Gross Amount                                                      $2,237,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.42%

           (b)      Average Delinquency Ratio                                                                  8.45%

           (c)      Cumulative Default Ratio                                                                  12.11%

           (d)      Cumulative Net Loss Ratio                                                                  7.66%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,702,843.53
     Lock Box NSF Items:                                                                                  (73,036.71)
     Transfers from (to) Payahead Account:                                                                 (3,234.02)
     Collection Account Interest                                                                            9,880.88
     Payahead Account Interest                                                                                 90.15
     Total Collection Proceeds:                                                                         2,636,543.83
     For Distribution Date:                                                                                 11/17/97
     For Determination Date:                                                                                11/10/97
     For Collection Period:                                                                                    10/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 55,754,408.81
                                  Principal portion of payments collected (non-prepayments)                             1,014,912.15
                                  Prepayments in full allocable to principal                                              448,783.00
                           Collections allocable to principal                                           1,463,695.15
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    178,699.24
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,642,394.39

                    Realized Losses                                                                       532,920.28
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    53,579,094.14

           Interest
                           Collections allocable to interest                                              955,054.21
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       39,095.23
                                                                                                  -------------------
                    Total Interest                                                                        994,149.44

     Certificate Information
           Beginning of Period Class A Principal Balance                                               52,966,688.38
           Beginning of Period Class B Principal Balance                                                2,911,618.05

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,257,501.16
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,156.94
           Aggregate Payahead Balance                                                                      23,897.05
           Aggregate Payahead Balance for preceding Distribution Date                                      20,663.03
           Interest Earned on Payahead Balances                                                                90.15
           Scheduled Payments due in Collection Period                                                  1,973,959.48
           Scheduled Payments collected in Collection Period                                            1,969,966.36
           Aggregate Amount of Realized Losses for preceding Distribution Date                            532,920.28

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              198     2,397,000.00
           60+ days delinquent                                                                                  180     2,237,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       4,634,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         835,177.65
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.74%
           Delinquency Ratio for third preceding Determination Date                                           10.19%

           Cumulative Defaults for preceding Determination Date                                         9,926,927.00

           Cumulative Net Losses for preceding Determination Date                                       6,312,964.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,418,749.36
                           Liquidation Proceeds                                                           178,699.24
                           Recoveries                                                                      39,095.23
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,636,543.83

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,014,912.15
                           Prepayments in full allocable to principal                                     448,783.00
                           Principal Balance of Liquidated Receivables                                    711,619.52
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,175,314.67

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,175,314.67
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,066,548.94
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,066,548.94

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          52,966,688.38
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 293,523.73

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,175,314.67
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                108,765.73

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,911,618.05
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         24,263.48

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,636,543.83
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,360,072.67
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                24,263.48
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                108,765.73
                    Class B Principal Carryover Shortfall                                                 123,897.62
                    Trustee distributions                                                                     698.48
                    Standby Servicer distributions                                                          3,725.22
                    Servicer distributions                                                                110,287.45
                    Collateral Agent distributions                                                            698.48
                    Reimbursement Obligations                                                              14,845.87
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                123,897.62
                                                                                                  -------------------
                                                                                                          123,897.62

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                        Use          Source         act distributed     Source
                                                                        ---          ------         ---------------     ------

(i)      Standby Fee                                                  3,725.22     2,636,543.83         3,725.22   2,636,543.83
         Servicing Fee (2.0%)                                        93,130.51     2,632,818.61        93,130.51           0.00
         Additional Servicing Fee Amounts                            17,156.94     2,539,688.10        17,156.94           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection                         0.00     2,522,531.16             0.00
          Periods
         Unpaid Servicing Fee from prior Collection                       0.00     2,522,531.16             0.00
          Periods
(ii)     Transition Expenses to Standby Servicer                          0.00     2,522,531.16             0.00
(iii)    Trustee Fee                                                    698.48     2,522,531.16           698.48
         Trustee's out-of-pocket expenses                                 0.00     2,521,832.68             0.00
         Unpaid Trustee Fee from prior Collection Periods                 0.00     2,521,832.68             0.00
         Unpaid Trustee's out-of-pocket expenses from prior               0.00     2,521,832.68             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                           698.48     2,521,832.68           698.48
         Collateral Agent Expenses                                        0.00     2,521,134.20             0.00
         Unpaid Collateral Agent  Fee from prior                          0.00     2,521,134.20             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                      0.00     2,521,134.20             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                    293,523.73     2,521,134.20       293,523.73
          Current Month
         Prior Month(s) Class A Carryover Shortfall                       0.00     2,227,610.47             0.00
         Class A Interest Carryover Shortfall                             0.00     2,227,610.47             0.00
         Interest on Interest Carryover from Prior Months                 0.00     2,227,610.47             0.00
         Current Month Class A Interest Carryover                         0.00     2,227,610.47             0.00
          Shortfall
         Class A Interest Distributable Amount                      293,523.73     2,227,610.47       293,523.73
(viii)(A)Class B Coupon Interest - Unadjusted                        24,263.48     1,934,086.74        24,263.48
         Class B Interest Carryover Shortfall - Previous                  0.00     1,909,823.26             0.00
          Month(s)
         Interest on B Interest Shortfall - Previous                      0.00     1,909,823.26             0.00
          Month(s)
         Interest on Interest Carryover from Prior                        0.00     1,909,823.26             0.00
          Months
         Current Month Class B Interest Shortfall                         0.00     1,909,823.26             0.00
         Adjusted Class B Interest Distributable Amount              24,263.48     1,909,823.26        24,263.48
(v)(B)   Class A Principal Distributable Amount -                 2,066,548.94     1,885,559.78     1,885,559.78     569,994.89
          Current Month
         Class A Principal Carryover Shortfall -                          0.00             0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                        0.00             0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall                 0.00
         Class A Principal Distribution Amount                    2,066,548.94             0.00             0.00           0.00
(vi)     Certificate Insurer Premium                                 14,845.87             0.00             0.00
         Certificate Insurer Premium Supplement                           0.00             0.00             0.00
         Other Reimbursement Obligations to                               0.00             0.00             0.00
          Certificate Insurer
(vii)    Transition Expenses to successor Servicer                        0.00             0.00             0.00
     (B) Class B Principal Distributable Amount -                   108,765.73             0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                    123,897.62             0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                 (110,711.17)            0.00      (110,711.17)
         Adjusted Class B Principal Distributable Amount            121,952.18       110,711.17       110,711.17
     (C) Excess Interest Amount for Deposit in Spread Account             0.00             0.00             0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               52,966,688.38
                    Class A Principal Distributions                                                     2,066,548.94
           Class A End of Period Principal Balance                                                     50,900,139.44

           Class B Beginning of Period Principal Balance                                                2,911,618.05
                    Class B Principal Distributable Amount                                                121,952.18
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,789,665.87
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,789,665.87

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,636,543.83
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   408,933.36
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,227,610.47

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,227,610.47
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                24,263.48
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,203,346.99

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,203,346.99
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,066,548.94
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
            If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                      NO
           Amount Remaining for Further Distribution/(Deficiency)                                         136,798.05

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    136,798.05
     (vi)  Certificate Insurer Premium                                                                     14,845.87
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     121,952.18

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      121,952.18
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         108,765.73
     (iii) Prior month(s) carryover shortfalls                                                            123,897.62
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)               (110,711.17)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (110,711.17)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              4,634,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 4,634,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   62,471,701.78
                    Delinquency Ratio                                                                          7.42%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.42%
                           Delinquency Ratio for second preceding Determination Date                           7.74%
                           Delinquency Ratio for third preceding Determination Date                           10.19%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.45%           8.45%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 9,926,927.00
                                  Current Period Defaulted Receivables                                    835,177.65
                                                                                                  -------------------
                                  Total                                                                10,762,104.65

                                  Cumulative Defaulted Receivables                                     10,762,104.65
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  12.11%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         711,619.52

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (217,794.47)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  493,825.05
                                  Cumulative Previous Net Losses                                        6,312,964.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 6,806,789.05
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                  7.66%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     38.51
           Weighted Average Annual Percentage Rate                                                            20.41%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       5,368,980.53
                           15% of Outstanding Certificate Balance                                                       8,053,470.80
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,053,470.80

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,667,022.51
                           Outstanding Certificate Balance                                                             53,689,805.31
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               8,053,470.80
           Beginning of Period Spread Account Balance                                                   6,257,501.16
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                        643,082.40
           Required addition to/(eligible withdrawal from) Spread Account                               1,152,887.24
           Earnings on Spread Account Balance                                                              26,154.42
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,926,737.98


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates


Distribution Date                                                   11/17/97
Collection Period                                                   10/97

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,624,406.92

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $354,454.94

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,269,951.98

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $29.99

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.05

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $25.94

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $150,934.95

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $31,463.79

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $119,471.16

           (j)      Scheduled Payments due in such Collection Period                                   $2,197,789.46

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,176,211.91

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $66,825,754.91

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $64,436,331.76

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9642440

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $129,264.78

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,455.05

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.48

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $25,315.19

           (b)      Distributions (to) from Collection Account                                             $3,364.05
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $97.73

           (d)      Ending Payahead Account Balance                                                       $28,776.97

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,443,633.18
                           Spread Account Balance                                                      $6,443,633.18

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($250,378.10)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $17,854.23

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $562,700.89

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                234
                           Aggregate Gross Amount                                                      $2,786,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                218
                           Aggregate Gross Amount                                                      $2,884,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.42%

           (b)      Average Delinquency Ratio                                                                  8.06%

           (c)      Cumulative Default Ratio                                                                   9.62%

           (d)      Cumulative Net Loss Ratio                                                                  5.03%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,075,688.36
     Lock Box NSF Items:                                                                                  (88,200.92)
     Transfers from (to) Payahead Account:                                                                 (3,364.05)
     Collection Account Interest                                                                           10,937.19
     Payahead Account Interest                                                                                 97.73
     Total Collection Proceeds:                                                                         2,995,158.31
     For Distribution Date:                                                                                 11/17/97
     For Determination Date:                                                                                11/10/97
     For Collection Period:                                                                                    10/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 66,825,754.91
                                  Principal portion of payments collected (non-prepayments)                             1,049,064.16
                                  Prepayments in full allocable to principal                                              524,211.00
                           Collections allocable to principal                                           1,573,275.16
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    253,447.09
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,826,722.25

                    Realized Losses                                                                       562,700.89
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    64,436,331.77

           Interest
                           Collections allocable to interest                                            1,127,147.75
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       41,288.31
                                                                                                  -------------------
                    Total Interest                                                                      1,168,436.06

     Certificate Information
           Beginning of Period Class A Principal Balance                                               63,484,467.15
           Beginning of Period Class B Principal Balance                                                3,341,287.75

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,694,011.28
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           17,888.52
           Aggregate Payahead Balance                                                                      28,679.24
           Aggregate Payahead Balance for preceding Distribution Date                                      25,315.19
           Interest Earned on Payahead Balances                                                                97.73
           Scheduled Payments due in Collection Period                                                  2,197,789.46
           Scheduled Payments collected in Collection Period                                            2,176,211.91
           Aggregate Amount of Realized Losses for preceding Distribution Date                            562,700.89

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                         Amount
                                                                                                   # of Receivables  of Receivables
           31 - 59 days delinquent                                                                              234     2,786,000.00
           60+ days delinquent                                                                                  218     2,884,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       5,670,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         917,695.00
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.61%
           Delinquency Ratio for third preceding Determination Date                                            9.14%

           Cumulative Defaults for preceding Determination Date                                         7,941,699.00

           Cumulative Net Losses for preceding Determination Date                                       4,115,156.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,700,422.91
                           Liquidation Proceeds                                                           253,447.09
                           Recoveries                                                                      41,288.31
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,995,158.31

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,049,064.16
                           Prepayments in full allocable to principal                                     524,211.00
                           Principal Balance of Liquidated Receivables                                    816,147.98
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,389,423.14

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,389,423.14
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,269,951.98
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,269,951.98

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          63,484,467.15
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 354,454.94

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,389,423.14
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                119,471.16

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,341,287.75
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         31,463.79

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,995,158.31
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,624,406.92
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                31,463.79
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                119,471.16
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     835.32
                    Standby Servicer distributions                                                          4,455.05
                    Servicer distributions                                                                129,264.78
                    Collateral Agent distributions                                                            835.32
                    Reimbursement Obligations                                                              17,854.23
                                                                                                  -------------------
                                                                                                           66,571.74

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use            Source  act distributed  Source
                                                                           ---            ------  ---------------  ------

(i)      Standby Fee                                                       4,455.05         0.00       0.00      119,471.16
         Servicing Fee (2.0%)                                            111,376.26         0.00       0.00            0.00
         Additional Servicing Fee Amounts                                 17,888.52         0.00       0.00            0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                      0.00         0.00       0.00
         Unpaid Servicing Fee from prior Collection Periods                    0.00         0.00       0.00
(ii)     Transition Expenses to Standby Servicer                               0.00         0.00       0.00
(iii)    Trustee Fee                                                         835.32         0.00       0.00
         Trustee's out-of-pocket expenses                                      0.00         0.00       0.00
         Unpaid Trustee Fee from prior Collection Periods                      0.00         0.00       0.00
         Unpaid Trustee's out-of-pocket expenses from prior                    0.00         0.00       0.00
          Collection Periods
(iv)     Collateral Agent Fee                                                835.32         0.00       0.00
         Collateral Agent Expenses                                             0.00         0.00       0.00
         Unpaid Collateral Agent  Fee from prior                               0.00         0.00       0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                           0.00         0.00       0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month           354,454.94         0.00       0.00
         Prior Month(s) Class A Carryover Shortfall                            0.00         0.00       0.00
         Class A Interest Carryover Shortfall                                  0.00         0.00       0.00
         Interest on Interest Carryover from Prior Months                      0.00         0.00       0.00
         Current Month Class A Interest Carryover Shortfall                    0.00         0.00       0.00
         Class A Interest Distributable Amount                           354,454.94         0.00       0.00
(viii)(A)Class B Coupon Interest - Unadjusted                             31,463.79         0.00       0.00
         Class B Interest Carryover Shortfall -                                0.00         0.00       0.00       119,471.16
          Previous Month(s)
         Interest on B Interest Shortfall -                                    0.00         0.00       0.00       119,471.16
          Previous Month(s)
         Interest on Interest Carryover from                                   0.00         0.00       0.00
          Prior Months
         Current Month Class B Interest Shortfall                              0.00         0.00       0.00
         Adjusted Class B Interest Distributable Amount                   31,463.79         0.00       0.00
(v)(B)   Class A Principal Distributable Amount -                      2,269,951.98         0.00       0.00
          Current Month
         Class A Principal Carryover Shortfall -                               0.00         0.00       0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                             0.00         0.00       0.00
         Withdrawl from Spread Account to Cover Shortfall                      0.00
         Class A Principal Distribution Amount                         2,269,951.98         0.00       0.00
(vi)     Certificate Insurer Premium                                      17,854.23         0.00       0.00
         Certificate Insurer Premium Supplement                                0.00         0.00       0.00
         Other Reimbursement Obligations to Certificate                        0.00         0.00       0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                             0.00         0.00       0.00
         Class B Principal Distributable Amount - Current                119,471.16         0.00       0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall -                               0.00         0.00       0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                             0.00         0.00       0.00
         Adjusted Class B Principal Distributable Amount                 119,471.16         0.00       0.00
         Excess Interest Amount for Deposit in Spread Account             66,571.74         0.00       0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               63,484,467.15
                    Class A Principal Distributions                                                     2,269,951.98
           Class A End of Period Principal Balance                                                     61,214,515.17

           Class B Beginning of Period Principal Balance                                                3,341,287.75
                    Class B Principal Distributable Amount                                                119,471.16
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,221,816.59
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,221,816.59

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,995,158.31
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   489,845.41
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,505,312.90

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,505,312.90
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                31,463.79
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,473,849.11

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,473,849.11
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B               2,269,951.98
     (iii) Prior  month(s)  carryover shortfalls                                                               0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                   0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                      NO
           Amount Remaining for Further Distribution/(Deficiency)                                        203,897.13

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    203,897.13
     (vi)  Certificate Insurer Premium                                                                     17,854.23
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     186,042.89

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      186,042.89
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         119,471.16
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                 66,571.74
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                               66,571.74
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,670,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 5,670,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   76,418,383.19
                    Delinquency Ratio                                                                          7.42%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.42%
                           Delinquency Ratio for second preceding Determination Date                           7.61%
                           Delinquency Ratio for third preceding Determination Date                            9.14%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.06%           8.06%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 7,941,699.00
                                  Current Period Defaulted Receivables                                    917,695.00
                                                                                                  -------------------
                                  Total                                                                 8,859,394.00

                                  Cumulative Defaulted Receivables                                      8,859,394.00
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                   9.62%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         816,147.98

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (294,735.40)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  521,412.58
                                  Cumulative Previous Net Losses                                        4,115,156.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 4,636,568.58
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  5.03%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     42.52
           Weighted Average Annual Percentage Rate                                                            20.52%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       6,443,633.18
                           15% of Outstanding Certificate Balance                                                       9,665,449.76
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          6,443,633.18

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,763,878.99
                           Outstanding Certificate Balance                                                             64,436,331.76
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               6,443,633.18
           Beginning of Period Spread Account Balance                                                   6,694,011.28
           Spread Account Deposit (Withdrawal) from Current Distributions                                  66,571.74
           Transfer (to) from Cross-Collateralized Spread Accounts                                       (346,419.19)
           Required addition to/(eligible withdrawal from) Spread Account                                  29,469.35
           Earnings on Spread Account Balance                                                              29,469.35
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                6,443,633.18


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates


Distribution Date                                                     11/17/97
Collection Period                                                     10/97

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,813,520.69

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $379,680.46

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,433,840.23

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $31.89

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.30

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $27.59

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $160,291.98

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $32,195.13

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $128,096.85

           (j)      Scheduled Payments due in such Collection Period                                   $2,381,189.61

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,319,753.08

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $76,126,407.66

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $73,692,567.43

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9680290

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $146,812.60

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $5,075.09

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.66

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $27,796.13

           (b)      Distributions (to) from Collection Account                                             $4,902.05
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $114.85

           (d)      Ending Payahead Account Balance                                                       $32,813.03

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,369,256.74
                           Spread Account Balance                                                      $7,369,256.74

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($243,384.03)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $20,383.49

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $765,106.25

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                224
                           Aggregate Gross Amount                                                      $2,973,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                229
                           Aggregate Gross Amount                                                      $3,273,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.11%

           (b)      Average Delinquency Ratio                                                                  8.00%

           (c)      Cumulative Default Ratio                                                                   6.62%

           (d)      Cumulative Net Loss Ratio                                                                  3.23%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,088,109.89
     Lock Box NSF Items:                                                                                  (90,408.33)
     Transfers from (to) Payahead Account:                                                                 (4,902.05)
     Collection Account Interest                                                                           11,074.29
     Payahead Account Interest                                                                                114.85
     Total Collection Proceeds:                                                                         3,003,988.65
     For Distribution Date:                                                                                 11/17/97
     For Determination Date:                                                                                11/10/97
     For Collection Period:                                                                                    10/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 76,126,407.66
                                  Principal portion of payments collected (non-prepayments)                             1,139,740.80
                                  Prepayments in full allocable to principal                                              474,327.00
                           Collections allocable to principal                                           1,614,067.80
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    182,763.03
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,796,830.83

                    Realized Losses                                                                       765,106.25
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    73,564,470.58

           Interest
                           Collections allocable to interest                                            1,180,012.28
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       27,145.54
                                                                                                  -------------------
                    Total Interest                                                                      1,207,157.82

     Certificate Information
           Beginning of Period Class A Principal Balance                                               72,320,087.27
           Beginning of Period Class B Principal Balance                                                3,806,320.39

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,612,640.77
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           19,935.25
           Aggregate Payahead Balance                                                                      32,698.18
           Aggregate Payahead Balance for preceding Distribution Date                                      27,796.13
           Interest Earned on Payahead Balances                                                               114.85
           Scheduled Payments due in Collection Period                                                  2,381,189.61
           Scheduled Payments collected in Collection Period                                            2,319,753.08
           Aggregate Amount of Realized Losses for preceding Distribution Date                            765,106.25

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                   # of Receivables   of Receivables
           31 - 59 days delinquent                                                                              224     2,973,000.00
           60+ days delinquent                                                                                  229     3,273,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       6,246,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                         920,205.96
                    Receivables during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                           7.85%
           Delinquency Ratio for third preceding Determination Date                                            9.05%

           Cumulative Defaults for preceding Determination Date                                         5,225,266.00

           Cumulative Net Losses for preceding Determination Date                                       2,262,135.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,794,080.08
                           Liquidation Proceeds                                                           182,763.03
                           Recoveries                                                                      27,145.54
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,003,988.65

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,139,740.80
                           Prepayments in full allocable to principal                                     474,327.00
                           Principal Balance of Liquidated Receivables                                    947,869.28
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,561,937.08

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,561,937.08
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,433,840.23
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,433,840.23

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          72,320,087.27
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 379,680.46

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,561,937.08
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                128,096.85

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,806,320.39
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         32,195.13

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,003,988.65
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,813,520.69
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                32,195.13
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                128,096.85
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                     951.58
                    Standby Servicer distributions                                                          5,075.09
                    Servicer distributions                                                                146,812.60
                    Collateral Agent distributions                                                            951.58
                    Reimbursement Obligations                                                              20,383.49
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                     Use              Source         act distributed     Source
                                                                     ---              ------         ---------------     ------

(i)      Standby Fee                                                5,075.09         3,003,988.65         5,075.09   3,003,988.65
         Servicing Fee (2.0%)                                     126,877.35         2,998,913.56       126,877.35           0.00
         Additional Servicing Fee Amounts                          19,935.25         2,872,036.21        19,935.25           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior                                  0.00         2,852,100.96             0.00
          Collection Periods
         Unpaid Servicing Fee from prior                                0.00         2,852,100.96             0.00
          Collection Periods
(ii)     Transition Expenses to Standby Servicer                        0.00         2,852,100.96             0.00
(iii)    Trustee Fee                                                  951.58         2,852,100.96           951.58
         Trustee's out-of-pocket expenses                               0.00         2,851,149.38             0.00
         Unpaid Trustee Fee from prior Collection Periods               0.00         2,851,149.38             0.00
         Unpaid Trustee's out-of-pocket expenses from                   0.00         2,851,149.38             0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                         951.58         2,851,149.38           951.58
         Collateral Agent Expenses                                      0.00         2,850,197.80             0.00
         Unpaid Collateral Agent  Fee from prior                        0.00         2,850,197.80             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                    0.00         2,850,197.80             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount - Current Month    379,680.46         2,850,197.80       379,680.46
         Prior Month(s) Class A Carryover Shortfall                     0.00         2,470,517.34             0.00
         Class A Interest Carryover Shortfall                           0.00         2,470,517.34             0.00
         Interest on Interest Carryover from Prior Months               0.00         2,470,517.34             0.00
         Current Month Class A Interest Carryover Shortfall             0.00         2,470,517.34             0.00
         Class A Interest Distributable Amount                    379,680.46         2,470,517.34       379,680.46
(viii)(A)Class B Coupon Interest - Unadjusted                      32,195.13         2,090,836.88        32,195.13
         Class B Interest Carryover Shortfall -                         0.00         2,058,641.75             0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                             0.00         2,058,641.75             0.00
          Previous Month(s)
         Interest on Interest Carryover from                            0.00         2,058,641.75             0.00
          Prior Months
         Current Month Class B Interest Shortfall                       0.00         2,058,641.75             0.00
         Adjusted Class B Interest Distributable Amount            32,195.13         2,058,641.75        32,195.13
(v)(B)   Class A Principal Distributable Amount -               2,433,840.23         2,026,446.62     2,026,446.62     570,148.42
          Current Month
         Class A Principal Carryover Shortfall -                        0.00                 0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                      0.00                 0.00             0.00
         Withdrawl from Spread Account to Cover Shortfall               0.00
         Class A Principal Distribution Amount                  2,433,840.23                 0.00             0.00           0.00
(vi)     Certificate Insurer Premium                               20,383.49                 0.00             0.00
         Certificate Insurer Premium Supplement                         0.00                 0.00             0.00
         Other Reimbursement Obligations to Certificate                 0.00                 0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                      0.00                 0.00             0.00
     (B) Class B Principal Distributable Amount - Current         128,096.85                 0.00             0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall -                        0.00                 0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall               (128,096.85)                0.00      (128,096.85)
         Adjusted Class B Principal Distributable Amount                0.00           128,096.85             0.00
     (C) Excess Interest Amount for Deposit in Spread Account     (15,901.50)          128,096.85       (15,901.50)
                                                                                        143,998.36       143,998.36

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               72,320,087.27
                    Class A Principal Distributions                                                     2,433,840.23
           Class A End of Period Principal Balance                                                     69,886,247.04

           Class B Beginning of Period Principal Balance                                                3,806,320.39
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,806,320.39
                    Withdrawl from Spread Account to Cover B Shortfalls                                   128,096.85
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,678,223.54

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,003,988.65
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   533,471.31
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,470,517.34

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,470,517.34
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                32,195.13
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,438,322.21

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,438,322.21
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,433,840.23
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                           4,481.98

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                      4,481.98
     (vi)  Certificate Insurer Premium                                                                     20,383.49
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (15,901.50)
           Withdrawl from Spread Account to Cover Deficiency                                               15,901.50
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and
     (x) 0.00 (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)
     128,096.85 (iii) Prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim
           Amount    YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)              (128,096.85)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                    (128,096.85)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                     0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              6,246,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 6,246,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   87,844,668.98
                    Delinquency Ratio                                                                          7.11%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.11%
                           Delinquency Ratio for second preceding Determination Date                           7.85%
                           Delinquency Ratio for third preceding Determination Date                            9.05%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.00%           8.00%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 5,225,266.00
                                  Current Period Defaulted Receivables                                    920,205.96
                                                                                                  -------------------
                                  Total                                                                 6,145,471.96

                                  Cumulative Defaulted Receivables                                      6,145,471.96
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                   6.62%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         947,869.28

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (209,908.57)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  737,960.71
                                  Cumulative Previous Net Losses                                        2,262,135.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 3,000,095.71
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  3.23%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     45.73
           Weighted Average Annual Percentage Rate                                                            20.54%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       7,369,256.74
                           15% of Outstanding Certificate Balance                                                      11,053,885.12
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          7,369,256.74

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        2,785,734.33
                           Outstanding Certificate Balance                                                             73,692,567.43
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               7,369,256.74
           Beginning of Period Spread Account Balance                                                   7,612,640.77
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (15,901.50)
           Transfer (to) from Cross-Collateralized Spread Accounts                                       (132,788.95)
           Required addition to/(eligible withdrawal from) Spread Account                                 (94,693.58)
           Earnings on Spread Account Balance                                                              33,403.28
           Amount of Spread Account deposit (withdrawal)                                                 (128,096.86)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            128,096.85
           Net Spread Account Withdrawl to Seller                                                              (0.00)
           Ending Spread Account Balance                                                                7,369,256.74


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


Current month excess servicing fee                                         #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates


Distribution Date                                                     11/17/97
Collection Period                                                     10/97

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,040,669.28

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $473,552.85

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,567,116.43

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $31.28

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.87

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $26.41

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                           $44,368.23

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $44,368.23

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                        $0.00

           (j)      Scheduled Payments due in such Collection Period                                   $2,752,053.47

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,585,340.58

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $91,323,972.69

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $88,756,856.26

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9718900

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $170,999.83

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $6,088.26

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.76

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $25,035.09

           (b)      Distributions (to) from Collection Account                                             $3,407.02
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $325.15

           (d)      Ending Payahead Account Balance                                                       $28,767.26

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,875,685.63
                           Spread Account Balance                                                      $8,804,108.30

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                  $6,065.85

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $24,555.61

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $892,524.22

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                305
                           Aggregate Gross Amount                                                      $4,148,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                296
                           Aggregate Gross Amount                                                      $4,195,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.90%

           (b)      Average Delinquency Ratio                                                                  8.21%

           (c)      Cumulative Default Ratio                                                                   4.44%

           (d)      Cumulative Net Loss Ratio                                                                  1.42%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,370,653.92
     Lock Box NSF Items:                                                                                 (121,248.53)
     Transfers from (to) Payahead Account:                                                                 (3,407.02)
     Collection Account Interest                                                                           12,082.20
     Payahead Account Interest                                                                                325.15
     Total Collection Proceeds:                                                                         3,258,405.72
     For Distribution Date:                                                                                 11/17/97
     For Determination Date:                                                                                11/10/97
     For Collection Period:                                                                                    10/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 91,323,972.69
                                  Principal portion of payments collected (non-prepayments)                             1,148,411.06
                                  Prepayments in full allocable to principal                                              494,805.00
                           Collections allocable to principal                                           1,643,216.06
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    166,487.54
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,809,703.60

                    Realized Losses                                                                       892,524.22
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    88,621,744.87

           Interest
                           Collections allocable to interest                                            1,436,929.52
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       11,772.60
                                                                                                  -------------------
                    Total Interest                                                                      1,448,702.12

     Certificate Information
           Beginning of Period Class A Principal Balance                                               86,757,774.06
           Beginning of Period Class B Principal Balance                                                4,566,198.63

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,798,042.45
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           18,793.21
           Aggregate Payahead Balance                                                                      28,442.11
           Aggregate Payahead Balance for preceding Distribution Date                                      25,035.09
           Interest Earned on Payahead Balances                                                               325.15
           Scheduled Payments due in Collection Period                                                  2,752,053.47
           Scheduled Payments collected in Collection Period                                            2,585,340.58
           Aggregate Amount of Realized Losses for preceding Distribution Date                            892,524.22

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                   # of Receivables   of Receivables
           31 - 59 days delinquent                                                                              305     4,148,000.00
           60+ days delinquent                                                                                  296     4,195,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       8,343,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                       1,395,545.68
                    Receivables   during  the  related  Collection
                    Period.

           Delinquency Ratio for second preceding Determination Date                                           8.38%
           Delinquency Ratio for third preceding Determination Date                                            8.35%

           Cumulative Defaults for preceding Determination Date                                         3,149,817.00

           Cumulative Net Losses for preceding Determination Date                                         568,338.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,080,145.58
                           Liquidation Proceeds                                                           166,487.54
                           Recoveries                                                                      11,772.60
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,258,405.72

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,148,411.06
                           Prepayments in full allocable to principal                                     494,805.00
                           Principal Balance of Liquidated Receivables                                  1,059,011.76
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,702,227.82

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,702,227.82
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,567,116.43
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,567,116.43

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          86,757,774.06
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 473,552.85

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,702,227.82
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                135,111.39

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,566,198.63
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         44,368.23

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,258,405.72
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,040,669.28
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                44,368.23
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                135,111.39
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,141.55
                    Standby Servicer distributions                                                          6,088.26
                    Servicer distributions                                                                170,999.83
                    Collateral Agent distributions                                                          1,141.55
                    Reimbursement Obligations                                                              24,555.61
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                       Use          Source         act distributed     Source
                                                                       ---          ------         ---------------     ------

(i)      Standby Fee                                                 6,088.26      3,258,405.72         6,088.26   3,258,405.72
         Servicing Fee (2.0%)                                      152,206.62      3,252,317.46       152,206.62           0.00
         Additional Servicing Fee Amounts                           18,793.21      3,100,110.84        18,793.21           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                0.00      3,081,317.63             0.00
         Unpaid Servicing Fee from prior Collection Periods              0.00      3,081,317.63             0.00
(ii)     Transition Expenses to Standby Servicer                         0.00      3,081,317.63             0.00
(iii)    Trustee Fee                                                 1,141.55      3,081,317.63         1,141.55
         Trustee's out-of-pocket expenses                                0.00      3,080,176.08             0.00
         Unpaid Trustee Fee from prior Collection Periods                0.00      3,080,176.08             0.00
         Unpaid Trustee's out-of-pocket expenses from                    0.00      3,080,176.08             0.00
          Collection Periods
(iv)     Collateral Agent Fee                                        1,141.55      3,080,176.08         1,141.55
         Collateral Agent Expenses                                       0.00      3,079,034.53             0.00
         Unpaid Collateral Agent  Fee from prior                         0.00      3,079,034.53             0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                     0.00      3,079,034.53             0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                   473,552.85      3,079,034.53       473,552.85
          Current Month
         Prior Month(s) Class A Carryover Shortfall                      0.00      2,605,481.68             0.00
         Class A Interest Carryover Shortfall                            0.00      2,605,481.68             0.00
         Interest on Interest Carryover from Prior Months                0.00      2,605,481.68             0.00
         Current Month Class A Interest Carryover Shortfall              0.00      2,605,481.68             0.00
         Class A Interest Distributable Amount                     473,552.85      2,605,481.68       473,552.85
(viii)(A)Class B Coupon Interest - Unadjusted                       44,368.23      2,131,928.83        44,368.23
         Class B Interest Carryover Shortfall - Previous                 0.00      2,087,560.60             0.00
          Month(s)
         Interest on B Interest Shortfall - Previous Month(s)            0.00      2,087,560.60             0.00
         Interest on Interest Carryover from Prior Months                0.00      2,087,560.60             0.00
         Current Month Class B Interest Shortfall                        0.00      2,087,560.60             0.00
         Adjusted Class B Interest Distributable Amount             44,368.23      2,087,560.60        44,368.23
(v)(B)   Class A Principal Distributable Amount -                2,567,116.43      2,043,192.37     2,043,192.37     691,289.29
          Current Month
         Class A Principal Carryover Shortfall -                         0.00              0.00             0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                  (6,002.98)             0.00        (6,002.98)
         Withdrawl from Spread Account to Cover                      6,002.98
          Shortfall
         Class A Principal Distribution Amount                   2,567,116.43          6,002.98         6,002.98           0.00
(vi)     Certificate Insurer Premium                                24,555.61              0.00             0.00
         Certificate Insurer Premium Supplement                          0.00              0.00             0.00
         Other Reimbursement Obligations to Certificate                  0.00              0.00             0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                       0.00              0.00             0.00
     (B) Class B Principal Distributable Amount -                  135,111.39              0.00             0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                         0.00              0.00             0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                (135,111.39)             0.00      (135,111.39)
         Adjusted Class B Principal Distributable Amount                 0.00        135,111.39             0.00
     (C) Excess Interest Amount for Deposit in Spread Account      (30,558.59)       135,111.39       (30,558.59)
                                                                                     165,669.98       165,669.98

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               86,757,774.06
                    Class A Principal Distributions                                                     2,567,116.43
           Class A End of Period Principal Balance                                                     84,190,657.63

           Class B Beginning of Period Principal Balance                                                4,566,198.63
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,566,198.63
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,566,198.63

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,258,405.72
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   652,924.04
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,605,481.68

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,605,481.68
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                44,368.23
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,561,113.45

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,561,113.45
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,567,116.43
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                6,002.98
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     24,555.61
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                             (24,555.61)
           Withdrawl from Spread Account to Cover Deficiency                                               24,555.61
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                            0.00
     (ii)  Amounts  payable  pursuant  to Section  4.6(c)  (vi) and (x)                                   135,111.39
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (135,111.39)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                             0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (135,111.39)
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              8,343,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 8,343,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   105,564,154.12
                    Delinquency Ratio                                                                          7.90%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.90%
                           Delinquency Ratio for second preceding Determination Date                           8.38%
                           Delinquency Ratio for third preceding Determination Date                            8.35%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  8.21%           8.21%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 3,149,817.00
                                  Current Period Defaulted Receivables                                  1,395,545.68
                                                                                                  -------------------
                                  Total                                                                 4,545,362.68

                                  Cumulative Defaulted Receivables                                      4,545,362.68
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                   4.44%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,059,011.76

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (178,260.14)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  880,751.62
                                  Cumulative Previous Net Losses                                          568,338.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 1,449,089.62
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  1.42%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     48.59
           Weighted Average Annual Percentage Rate                                                            20.57%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                       8,875,685.63
                           15% of Outstanding Certificate Balance                                                      13,313,528.44
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          8,875,685.63

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,069,810.29
                           Outstanding Certificate Balance                                                             88,756,856.26
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               8,875,685.63
           Beginning of Period Spread Account Balance                                                   8,798,042.45
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (30,558.59)
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                 108,201.77
           Earnings on Spread Account Balance                                                              36,624.44
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                8,804,108.30


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates


Distribution Date                                                    11/17/97
Collection Period                                                    10/97

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,632,498.67

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $592,074.00

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,040,424.67

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $23.22

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $5.22

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $17.99

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $160,998.42

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $53,607.65

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $107,390.77

           (j)      Scheduled Payments due in such Collection Period                                   $3,304,234.50

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $3,149,340.84

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                              $112,463,600.59

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                $110,315,785.15

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9809021

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $207,252.79

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $7,497.57

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.83

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.07

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  3
                           Aggregate Purchase Amount                                                      $34,547.11

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $33,628.16

           (b)      Distributions (to) from Collection Account                                             $7,079.96
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $122.75

           (d)      Ending Payahead Account Balance                                                       $40,830.87

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $9,928,420.66
                           Spread Account Balance                                                      $9,339,230.14

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $778,902.57

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $30,566.67

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $225,719.36

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                324
                           Aggregate Gross Amount                                                      $4,520,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                302
                           Aggregate Gross Amount                                                      $4,195,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.74%

           (b)      Average Delinquency Ratio                                                                  6.39%

           (c)      Cumulative Default Ratio                                                                   1.87%

           (d)      Cumulative Net Loss Ratio                                                                  0.23%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,923,822.00
     Lock Box NSF Items:                                                                                 (144,554.31)
     Transfers from (to) Payahead Account:                                                                 (7,079.96)
     Collection Account Interest                                                                           13,688.66
     Payahead Account Interest                                                                                122.75
     Total Collection Proceeds:                                                                         3,785,999.14
     For Distribution Date:                                                                                 11/17/97
     For Determination Date:                                                                                11/10/97
     For Collection Period:                                                                                    10/97

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                112,463,600.59
                                  Principal portion of payments collected (non-prepayments)                             1,291,116.05
                                  Prepayments in full allocable to principal                                              535,180.00
                           Collections allocable to principal                                           1,826,296.05
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                     61,252.92
                           Purchase Amounts allocable to principal                                         34,547.11
                                                                                                  -------------------
                    Total Principal                                                                     1,922,096.08

                    Realized Losses                                                                       225,719.36
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                   110,315,785.15

           Interest
                           Collections allocable to interest                                            1,858,224.79
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                        5,678.27
                                                                                                  -------------------
                    Total Interest                                                                      1,863,903.06

     Certificate Information
           Beginning of Period Class A Principal Balance                                              106,840,420.57
           Beginning of Period Class B Principal Balance                                                5,623,180.02

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,560,327.57
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           19,813.46
           Aggregate Payahead Balance                                                                      40,708.12
           Aggregate Payahead Balance for preceding Distribution Date                                      33,628.16
           Interest Earned on Payahead Balances                                                               122.75
           Scheduled Payments due in Collection Period                                                  3,304,234.50
           Scheduled Payments collected in Collection Period                                            3,149,340.84
           Aggregate Amount of Realized Losses for preceding Distribution Date                            225,719.36

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     0.00
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                   # of Receivables   of Receivables
           31 - 59 days delinquent                                                                              324     4,520,000.00
           60+ days delinquent                                                                                  302     4,195,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                   # of Receivables   of Receivables
                                                                                                                  3        34,547.11

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as                       8,715,000.00
                    of the close of business on the last day of the
                    related Collection Period.
           Principal Balance   of   all   Receivables   that   became   Purchased                          34,547.11
                    Receivables  as of  the close of  business on the
                    last day of the  related  Collection  Period  and that  were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted                       1,273,021.23
                    Receivables   during  the  related  Collection
                    Period.

           Delinquency Ratio for second preceding Determination Date                                           6.65%
           Delinquency Ratio for third preceding Determination Date                                            5.79%

           Cumulative Defaults for preceding Determination Date                                           962,361.00

           Cumulative Net Losses for preceding Determination Date                                          59,604.00

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,684,520.84
                           Liquidation Proceeds                                                            61,252.92
                           Recoveries                                                                       5,678.27
                           Purchase Amounts                                                                34,547.11
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,785,999.14

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,291,116.05
                           Prepayments in full allocable to principal                                     535,180.00
                           Principal Balance of Liquidated Receivables                                    286,972.28
                           Purchase Amounts allocable to principal                                         34,547.11
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,147,815.44

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,147,815.44
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,040,424.67
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,040,424.67

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                         106,840,420.57
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 592,074.00

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,147,815.44
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                107,390.77

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           5,623,180.02
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         53,607.65

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,785,999.14
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,632,498.67
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                53,607.65
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                107,390.77
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,405.80
                    Standby Servicer distributions                                                          7,497.57
                    Servicer distributions                                                                207,252.79
                    Collateral Agent distributions                                                          1,405.80
                    Reimbursement Obligations                                                              30,566.67
                                                                                                  -------------------
                                                                                                          744,373.42

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                           Use          Source         act distributed     Source
                                                                           ---          ------         ---------------     ------

(i)      Standby Fee                                                      7,497.57      3,785,999.14       7,497.57   3,785,999.14
         Servicing Fee (2.0%)                                           187,439.33      3,778,501.57     187,439.33           0.00
         Additional Servicing Fee Amounts                                19,813.46      3,591,062.24      19,813.46           0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                     0.00      3,571,248.78           0.00
         Unpaid Servicing Fee from prior Collection Periods                   0.00      3,571,248.78           0.00
(ii)     Transition Expenses to Standby Servicer                              0.00      3,571,248.78           0.00
(iii)    Trustee Fee                                                      1,405.80      3,571,248.78       1,405.80
         Trustee's out-of-pocket expenses                                     0.00      3,569,842.98           0.00
         Unpaid Trustee Fee from prior Collection Periods                     0.00      3,569,842.98           0.00
         Unpaid Trustee's out-of-pocket expenses from prior                   0.00      3,569,842.98           0.00
          Collection Periods
(iv)     Collateral Agent Fee                                             1,405.80      3,569,842.98       1,405.80
         Collateral Agent Expenses                                            0.00      3,568,437.18           0.00
         Unpaid Collateral Agent  Fee from prior                              0.00      3,568,437.18           0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                          0.00      3,568,437.18           0.00
          Collection Periods
(v)(A)   Class A Interest Distributable Amount -                        592,074.00      3,568,437.18     592,074.00
          Current Month
         Prior Month(s) Class A Carryover Shortfall                           0.00      2,976,363.18           0.00
         Class A Interest Carryover Shortfall                                 0.00      2,976,363.18           0.00
         Interest on Interest Carryover from Prior Months                     0.00      2,976,363.18           0.00
         Current Month Class A Interest Carryover Shortfall                   0.00      2,976,363.18           0.00
         Class A Interest Distributable Amount                          592,074.00      2,976,363.18     592,074.00
(viii)(A)Class B Coupon Interest - Unadjusted                            53,607.65      2,384,289.18      53,607.65
         Class B Interest Carryover Shortfall -                               0.00      2,330,681.53           0.00
          Previous Month(s)
         Interest on B Interest Shortfall -                                   0.00      2,330,681.53           0.00
          Previous Month(s)
         Interest on Interest Carryover from Prior Months                     0.00      2,330,681.53           0.00
         Current Month Class B Interest Shortfall                             0.00      2,330,681.53           0.00
         Adjusted Class B Interest Distributable Amount                  53,607.65      2,330,681.53      53,607.65
(v)(B)   Class A Principal Distributable Amount -                     2,040,424.67      2,277,073.88   2,040,424.67   1,745,574.47
          Current Month
         Class A Principal Carryover Shortfall -                              0.00        236,649.21           0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                            0.00        236,649.21           0.00
         Withdrawl from Spread Account to Cover Shortfall                     0.00
         Class A Principal Distribution Amount                        2,040,424.67        236,649.21     236,649.21           0.00
(vi)     Certificate Insurer Premium                                     30,566.67              0.00           0.00
         Certificate Insurer Premium Supplement                               0.00              0.00           0.00
         Other Reimbursement Obligations to                                   0.00              0.00           0.00
          Certificate Insurer
(vii)    Transition Expenses to successor Servicer                            0.00              0.00           0.00
     (B) Class B Principal Distributable Amount -                       107,390.77              0.00           0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall -                              0.00              0.00           0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                            0.00              0.00           0.00
         Adjusted Class B Principal Distributable Amount                107,390.77              0.00           0.00
     (C) Excess Interest (Shortage) Amount for Deposit to               744,373.42              0.00           0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                              106,840,420.57
                    Class A Principal Distributions                                                     2,040,424.67
           Class A End of Period Principal Balance                                                    104,799,995.90

           Class B Beginning of Period Principal Balance                                                5,623,180.02
                    Class B Principal Distributable Amount                                                107,390.77
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  5,515,789.25
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   5,515,789.25

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,785,999.14
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   809,635.96
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,976,363.18

Class B Deficiency - Interest
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,976,363.18
     (ii) Current  distribution  amounts payable  pursuant to Section  4.6(c)  (vi) and (x)                53,607.65
     (iii)  Prior  month(s)  carryover shortfalls                                                               0.00
     (iv) Interest on Prior month(s)  carryover  shortfalls                                                     0.00
     (v) Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,922,755.53

Class A Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,922,755.53
     (ii) Current  distribution  amounts payable pursuant to Section 4.6(c) (i) and (v)B                2,040,424.67
     (iii) Prior  month(s)  carryover shortfalls                                                                0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         882,330.86

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    882,330.86
     (vi)  Certificate Insurer Premium                                                                     30,566.67
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     851,764.20

Class B Deficiency - Principal
     (i) Amounts  available to make payments pursuant to Section 4.6(c) (vi) and (x)                      851,764.20
     (ii) Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                         107,390.77
     (iii) Prior month(s) carryover shortfalls 0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                744,373.42
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                              744,373.42
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              8,715,000.00
                                  Purchased receivables more than 30 days delinquent                       34,547.11
                                                                                                  -------------------
                                  Total                                                                 8,749,547.11

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  129,834,893.10
                    Delinquency Ratio                                                                          6.74%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.74%
                           Delinquency Ratio for second preceding Determination Date                           6.65%
                           Delinquency Ratio for third preceding Determination Date                            5.79%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.39%           6.39%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                   962,361.00
                                  Current Period Defaulted Receivables                                  1,273,021.23
                                                                                                  -------------------
                                  Total                                                                 2,235,382.23

                                  Cumulative Defaulted Receivables                                      2,235,382.23
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   1.87%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         286,972.28

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                                (66,931.19)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  220,041.09
                                  Cumulative Previous Net Losses                                           59,604.00
                                                                                                  -------------------
                                  Cumulative Net Losses                                                   279,645.09
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  0.23%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     51.04
           Weighted Average Annual Percentage Rate                                                            20.53%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                        9,928,420.66
                           15% of Outstanding Certificate Balance                                                      16,547,367.77
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N
                                                                                                                      --------------
                    Cap Amount                                                                          9,928,420.66

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                        3,580,860.93
                           Outstanding Certificate Balance                                                            110,315,785.15
                           Minimum Floor                                                                                  100,000.00
                                                                                                                      --------------
                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                               9,928,420.66
           Beginning of Period Spread Account Balance                                                   8,560,327.57
           Spread Account Deposit (Withdrawal) from Current Distributions                                 744,373.42
           Transfer (to) from Cross-Collateralized Spread Accounts                                              0.00
           Required addition to/(eligible withdrawal from) Spread Account                                 623,719.67
           Earnings on Spread Account Balance                                                              34,529.15
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                               0.00
           Ending Spread Account Balance                                                                9,339,230.14


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates

Distribution Date                                                  11/17/97
Collection Period                                                  10/97

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,459,536.67

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $382,921.03

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,076,615.64

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $30.43

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.74

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $25.69

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                    $87,211.87

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $32,564.09

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $54,647.78

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                             $87,211.87

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                         $32,564.09

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                     $54,647.78

          (s)      Scheduled Payments due in such Collection Period                                     $4,187,892.31

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                    $4,089,140.98

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $146,767,735.12

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $142,149,203.71

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $137,041,957.53

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9337335

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                        $3,614,545.59

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0246277

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $263,474.23

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $7,338.39

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.26

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                   15
                          Aggregate Purchase Amount                                                       $225,153.72

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                     $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $10,579,743.94
                          Spread Account Balance                                                        $5,299,910.62

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $22,767.47

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $39,351.70

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                       $12,298.16

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  355
                          Aggregate Gross Amount                                                        $5,034,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  190
                          Aggregate Gross Amount                                                        $2,705,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.72%

          (b)      Average Delinquency Ratio                                                                    3.47%

          (c)      Cumulative Default Ratio                                                                     0.40%

          (d)      Cumulative Net Loss Ratio                                                                    0.01%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          4,884,979.33
     Lock Box NSF Items:                                                                                  (134,987.15)
     Total Collection Proceeds:                                                                          4,749,992.18
     For Distribution Date:                                                                                  11/17/97
     For Determination Date:                                                                                 11/10/97
     For Collection Period:                                                                                     10/97

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  146,767,735.12
          Beginning Principal Balance of Subsequent Receivables Transfered                                       0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        146,767,735.12
                                 Principal portion of payments collected (non-prepayments)                              1,513,468.11
                                 Prepayments in full allocable to principal                                               434,347.00
                          Collections allocable to principal                                             1,947,815.11
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                          644.21
                          Purchase Amounts allocable to principal                                          225,153.72
                                                                                               -----------------------
                   Total Principal                                                                       2,173,613.04

                   Realized Losses                                                                          12,298.16
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     144,581,823.92

          Prefunding
                   Original Amount in Prefunding Account                                                27,084,817.00
                   Subsequent Loans Sold to the Trust                                                   27,084,817.00
                   Balance of Prefunding Account                                                                 0.00



          Interest
                          Collections allocable to interest                                              2,575,672.87
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                            706.27
                                                                                               -----------------------
                   Total Interest                                                                        2,576,379.14

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               75,328,728.17
          Beginning of Period Class A-2 Principal Balance                                               61,668,000.00
          Beginning of Period Class B Principal Balance                                                  3,669,193.37
          Beginning of Period Certificate Balance                                                        3,669,193.37

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     5,277,143.15
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             18,861.34
          Scheduled Payments due in Collection Period                                                    4,187,892.31
          Scheduled Payments collected in Collection Period                                              4,089,140.98
          Aggregate Amount of Realized Losses for preceding Distribution Date                               12,298.16

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                  # of Receivables    of Receivables
          31 - 59 days delinquent                                                                              355      5,034,000.00
          60+ days delinquent                                                                                  190      2,705,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                  # of Receivables    of Receivables
                                                                                                                15        225,153.72

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as                       7,739,000.00
                   of the close of business on the last day of the
                   related Collection Period.
          Principal Balance of all Receivables that became Purchased  Receivables                         225,153.72
                   as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables                         520,781.84
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             3.47%
          Delinquency Ratio for third preceding Determination Date                                              2.22%

          Cumulative Defaults for preceding Determination Date                                              83,225.00

          Cumulative Net Losses for preceding Determination Date                                                 0.00

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.4510%
          minus 2.5%                                                                                            2.50%
                                                                                               -----------------------
                                                                                                              3.9510%
          divided by 360                                                                                      0.0110%
          times the prefunded amount                                                                             0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                               23.00
                                                                                               -----------------------
          Requisite Reserve Amount                                                                               0.00
          Amount in Interest Reserve Account                                                                     0.00
          Excess in Interest Reserve Account                                                                     0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               4,523,487.98
                          Liquidation Proceeds                                                                 644.21
                          Recoveries                                                                           706.27
                          Purchase Amounts                                                                 225,153.72
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Excess released from Interest Reserve Account                                          0.00
                          Investment earnings from Note Distribution Account                                   583.44
                          Investment earnings from Prefunding Account                                          152.49
                          Investment earnings from Interest Reserve Account                                    296.44
                          Investment earnings from Collection Account                                       16,074.55
                                                                                               -----------------------
          Total Distribution Amount                                                                      4,767,099.10

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,513,468.11
                          Prepayments in full allocable to principal                                       434,347.00
                          Principal Balance of Liquidated Receivables                                       12,942.37
                          Purchase Amounts allocable to principal                                          225,153.72
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        2,185,911.20

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    144,581,823.92
                                                                                               -----------------------
                                                                                                       130,123,641.53        94.98%
                                                                                               -----------------------
                                                                                                       Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    42.7%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        2,185,911.20
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         2,076,615.64
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                2,076,615.64

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   75,328,728.17
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   382,921.03

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                        2,185,911.20
                   Times Class B Percentage                                                                      2.5%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   54,647.78

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                        2,185,911.20
                   Times Certificate Percentage                                                                  2.5%
                                                                                               -----------------------
                   Certificate Principal Distributable Amount                                               54,647.78


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                    3,669,193.37
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class B Coupon Interest Amount                                                           32,564.09

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             3,669,193.37
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Certificateholders' Interest Amount                                                      32,564.09


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                               Use          Source         act distributed   Source
                                                                               ---          ------         ---------------   ------

(i)      Standby Fee                                                          7,338.39      4,767,099.10        7,338.39
         Servicing Fee (2.0%)                                               244,612.89      4,759,760.71      244,612.89        0.00
         Additional Servicing Fee Amounts                                    18,861.34      4,515,147.82       18,861.34        0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior                                            0.00      4,496,286.48            0.00
          Collection Periods
         Unpaid Servicing Fee from prior                                          0.00      4,496,286.48            0.00
          Collection Periods
(ii)     Transition Expenses to Standby Servicer                                  0.00      4,496,286.48            0.00
(iii)    Indenture Trustee Fee                                                1,202.79      4,496,286.48        1,202.79
         Indenture Trustee's out-of-pocket expenses                               0.00      4,495,083.69            0.00
         Unpaid Indenture Trustee Fee from prior                                  0.00      4,495,083.69            0.00
          Collection Periods
         Unpaid Indenture Trustee's out-of-pocket exp. -                          0.00      4,495,083.69            0.00
          prior Collection Periods
         Owner Trustee Fee                                                        0.00      4,495,083.69            0.00
         Owner Trustee's out-of-pocket expenses                                   0.00      4,495,083.69            0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                   0.00      4,495,083.69            0.00
         Unpaid Owner Trustee's out-of-pocket exp -                               0.00      4,495,083.69            0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                 1,202.79      4,495,083.69        1,202.79
         Collateral Agent Expenses                                                0.00      4,493,880.90            0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods               0.00      4,493,880.90            0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods           0.00      4,493,880.90            0.00
(v) (A)  Class A-1 Interest  Distributable  Amount - Current Month          382,921.03
         Prior  Month(s)  Class  A-1  Interest   Carryover
         Shortfall  Class A-1 Interest  Carryover  Shortfall                      0.00
         Interest on Interest Carryover from Prior Months Current                 0.00
         Month Class A-1 Interest Carryover Shortfall                             0.00
         Class A-1 Interest Distributable Amount                            382,921.03      4,493,880.90      382,921.03
    (B)  Class A-2 Interest Distributable Amount - Current Month            327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                    0.00
         Class A-2 Interest Carryover Shortfall                                   0.00
         Interest on Interest Carryover from Prior Months                         0.00
         Current Month Class A-2 Interest Carryover Shortfall                     0.00
         Class A-2 Interest Distributable Amount                            327,868.20      4,110,959.87      327,868.20
(vi)(A)  Class B Note Interest - Unadjusted                                  32,564.09
         Class B Note Interest Carryover Shortfall -                              0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                     0.00
         Interest on B Interest Carryover from Prior Months                       0.00
         Current Month Class B Interest Shortfall                                 0.00
         Adjusted Class B Note Interest Distributable Amount                 32,564.09      3,783,091.67       32,564.09
    (B)  Certificate Interest - Unadjusted                                   32,564.09
         Certificate Interest Carryover Shortfall -                               0.00
          Previous Month(s)
         Interest on Certificate Interest Shortfall - Previous Month(s)           0.00
         Interest on Certificate Interest Carryover from Prior Months             0.00
         Current Month Certificate Interest Shortfall                             0.00
         Adjusted Certificate Interest Distributable Amount                  32,564.09      3,750,527.58       32,564.09
(vii)    Class A Principal Distributable Amount - Current Month           2,076,615.64
         Class A Principal Carryover Shortfall - Previous Month(s)                0.00
         Current Month Class A Principal Shortfall                                0.00
         Withdrawl from Spread Account to Cover Shortfall                         0.00
         Class A Principal Distribution Amount to Class A-1               2,076,615.64      3,717,963.49    2,076,615.64        0.00
         Class A Principal Distribution Amount to Class A-2                       0.00      1,641,347.85            0.00        0.00
(viii)   Note Insurer Premium                                                39,351.70      1,641,347.85       39,351.70
         Note Insurer Premium Supplement                                          0.00      1,601,996.15            0.00
         Other Reimbursement Obligations to Note Insurer                          0.00      1,601,996.15            0.00
(ix)     Transition Expenses to successor Servicer                                0.00      1,601,996.15            0.00
(x)      Class B Principal Distributable Amount - Current                    54,647.78
          Month Unadjusted
         Class B Principal Carryover Shortfall -                                  0.00
          Previous Month(s)
         Current Month Class B Principal Shortfall                                0.00
         Adjusted Class B Principal Distributable Amount                     54,647.78      1,601,996.15       54,647.78
         Certificate Principal Distributable Amount -                        54,647.78
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall -                              0.00
          Previous Month(s)
         Current Month Certificate Principal Shortfall                            0.00
         Adjusted Certificate Principal Distributable Amount                 54,647.78      1,547,348.37       54,647.78
(xi)     Until the Target Payment Date, remaining amount to               1,492,700.59      1,492,700.59    1,492,700.59
          Class A Noteholders
         Amount to Class A-1 Noteholders                                  1,492,700.59              0.00            0.00
         Amount to Class A-2 Noteholders                                          0.00
(xii)    After an Event of Default, Certificateholders' Int.                      0.00
          Dist. Amount
(xiii)   After an Event of Default, Certificateholders' Prin.                     0.00
          Dist. Amount
(xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.           0.00


     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                75,328,728.17
                   Class A-1 Principal Distributions                                                     2,076,615.64
          Class A-1 End of Period Principal Amount (prior to turbo)                                     73,252,112.53
                   Additional Principal Distribution                                                     1,492,700.59
          Class A-1 End of Period Principal Amount                                                      71,759,411.94

          Class A-2 Beginning of Period Principal Amount                                                61,668,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     61,668,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      61,668,000.00

          Class B Beginning of Period Principal Amount                                                   3,669,193.37
                   Class B Principal Distributable Amount                                                   54,647.78
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                     3,614,545.59
                   Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
          Class B End of Period Principal Amount AFTER Spread Account Distributions                      3,614,545.59

          Certificate Beginning of Period Principal Amount                                               3,669,193.37
                   Certificate Principal Distributable Amount                                               54,647.78
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 3,614,545.59
                   Withdrawl from Spread Account to Cover Certificate Shortfalls                                 0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  3,614,545.59
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                7,739,000.00
                                 Purchased receivables more than 30 days delinquent                        225,153.72
                                                                                               -----------------------
                                 Total                                                                   7,964,153.72

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    168,705,210.07
                   Delinquency Ratio                                                                            4.72%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.72%
                          Delinquency Ratio for second preceding Determination Date                             3.47%
                          Delinquency Ratio for third preceding Determination Date                              2.22%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    3.47%          3.47%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                      83,225.00
                                 Current Period Defaulted Receivables                                      520,781.84
                                                                                               -----------------------
                                 Total                                                                     604,006.84

                                 Cumulative Defaulted Receivables                                          604,006.84
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Default Ratio                                                                     0.40%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                            12,942.37

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                   (1,350.48)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                     11,591.89
                                 Cumulative Previous Net Losses                                                  0.00
                                                                                               -----------------------
                                 Cumulative Net Losses                                                      11,591.89
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Net Loss Ratio                                                                    0.01%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       53.58
          Weighted Average Annual Percentage Rate                                                              20.42%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  144,581,823.92
                          minus the Securities Balance                                                 142,149,203.71
                                                                                               -----------------------
                                                                                                         2,432,620.21
                          divided by the Aggregate Principal Balance                                            1.68%

          Floor OC Percent
                   Aggregate Principal Balance                                                         144,581,823.92
                   minus the Securities Balance                                                        142,149,203.71
                                                                                               -----------------------
                                                                                                         2,432,620.21
                   divided by the initial Aggregate Principal Balance                                  122,915,183.00
                                                                                               -----------------------
                                                                                                                1.98%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                        100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      142,149,203.71
                          (ii) the sum of
                              (A)2% of the sum of                                                                              2.00%
                                 (I)   initial Aggregate Principal Balance                                            122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                           27,084,817.00
                                                                                                                      --------------
                                                                                                                        3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                                0.00
                                 (II) initial Aggregate  Principal Balance                                           122,915,183.00
                                                                                                                      --------------
                                                                                                                                0.00
                   Floor Amount                                                                          3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                       3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                   7.3%
                                 if a Trigger Event, 15% minus the OC Percent                                                  13.3%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                         28.3%
                                 if an Insurance Agreement Event of Default, unlimited                                         999%
                                                                                                                   7%
                                 times the Aggregate Principal Balance                                 144,581,823.92
                                                                                               -----------------------
                                                                                                        10,579,743.94
                          Requisite Amount                                                              10,579,743.94

                          Does a Trigger Event exist?                                                                              N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

          Required Spread Account Amount                                                                10,579,743.94
          Beginning of Period Spread Account Balance                                                     5,277,143.15
          Additional Deposit for Subsequent Receivables Transfer                                                 0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 5,302,600.79
          Earnings on Spread Account Balance                                                                22,767.47
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
          Net Spread Account Withdrawl to Seller                                                                 0.00
          Ending Spread Account Balance                                                                  5,299,910.62


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Note as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President




                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates
                                    (REVISED)

Distribution Date                                                     11/17/97
Collection Period                                                     10/97

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below.

     Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.



A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $1,018,434.79

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $265,316.33

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                    $753,118.46

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $18.77

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.89

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $13.88

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $235,011.06

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $235,011.06

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.81

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                             $84,791.78

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $45,153.97

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $39,637.81

          (p)      Scheduled Payments due in such Collection Period                                     $2,974,886.16

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $1,868,484.31

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $105,860,630.11

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $105,067,873.84

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $99,313,403.98

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.9381524

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $5,253,393.70

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0496256

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $173,664.03

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $5,116.60

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.20

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    5
                          Aggregate Purchase Amount                                                        $64,244.90

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $9,456,108.65
                          Spread Account Balance                                                        $3,710,675.66

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                    $5,553.61

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $28,354.48

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                            $0.00

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                   77
                          Aggregate Gross Amount                                                        $1,054,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                    0
                          Aggregate Gross Amount                                                                $0.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            0.92%

          (b)      Average Delinquency Ratio                                                                    0.92%

          (c)      Cumulative Default Ratio                                                                     0.01%

          (d)      Cumulative Net Loss Ratio                                                                    0.00%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          2,046,611.21
     Lock Box NSF Items:                                                                                      (250.00)
     Total Collection Proceeds:                                                                          2,046,361.21
     For Distribution Date:                                                                                  11/17/97
     For Determination Date:                                                                                 11/10/97
     For Collection Period:                                                                                     10/97

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  105,860,630.11
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        105,860,630.11
                                 Principal portion of payments collected (non-prepayments)                                614,879.37
                                 Prepayments in full allocable to principal                                               113,632.00
                          Collections allocable to principal                                               728,511.37
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                            0.00
                          Purchase Amounts allocable to principal                                           64,244.90
                                                                                               -----------------------
                   Total Principal                                                                         792,756.27

                   Realized Losses                                                                               0.00
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     105,067,873.84


          Interest
                          Collections allocable to interest                                             $1,253,604.94
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                              0.00
                                                                                               -----------------------
                   Total Interest                                                                       $1,253,604.94

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               54,260,000.00
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              5,293,031.51   5,860,630.11

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,705,122.05
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                             3,110.79
          Scheduled Payments due in Collection Period                                                    2,974,886.16
          Scheduled Payments collected in Collection Period                                              1,868,484.31
          Aggregate Amount of Realized Losses for preceding Distribution Date                                    0.00

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                       0.00
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                         Aggregate Gross
                                                                                                                          Amount
                                                                                                  # of Receivables   of Receivables
          31 - 59 days delinquent                                                                               77      1,054,000.00
          60+ days delinquent                                                                                    0              0.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                        Purchase Amt
                                                                                                  # of Receivables    of Receivables
                                                                                                                 5         64,244.90

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as                       1,054,000.00
                   of the close  of business on the last day of the
                   related Collection Period.
          Principal Balance of all Receivables that became Purchased  Receivables                          64,244.90
                   as of the close of business on the last day of the
                   related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables                          10,855.00
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             0.00%
          Delinquency Ratio for third preceding Determination Date                                              0.00%

          Cumulative Defaults for preceding Determination Date                                                   0.00

          Cumulative Net Losses for preceding Determination Date                                                 0.00

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               1,982,116.31
                          Liquidation Proceeds                                                                   0.00
                          Recoveries                                                                             0.00
                          Purchase Amounts                                                                  64,244.90
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                        1,793.23
                                                                                               -----------------------
          Total Distribution Amount                                                                      2,048,154.44

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                        614,879.37
                          Prepayments in full allocable to principal                                       113,632.00
                          Principal Balance of Liquidated Receivables                                            0.00
                          Purchase Amounts allocable to principal                                           64,244.90
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                          792,756.27

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    105,067,873.84
                                                                                               -----------------------
                                                                                                        94,561,086.46

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    43.7%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                          792,756.27
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                           753,118.46
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                  753,118.46

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   54,260,000.00
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0805556
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   265,316.33

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0805556
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   235,011.06

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                          792,756.27
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   39,637.81

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             5,293,031.51
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0805556
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       45,153.97

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):



                                                                                Use          Source         act distributed   Source
                                                                                ---          ------         ---------------   ------

(i)      Standby Fee                                                           5,116.60     2,048,154.44         5,116.60
         Servicing Fee (2.0%)                                                170,553.24     2,043,037.84       170,553.24       0.00
         Additional Servicing Fee Amounts                                      3,110.79     1,872,484.60         3,110.79       0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                          0.00     1,869,373.81             0.00
         Unpaid Servicing Fee from prior Collection Periods                        0.00     1,869,373.81             0.00
(ii)     Transition Expenses to Standby Servicer                                   0.00     1,869,373.81             0.00
(iii)    Indenture Trustee Fee                                                   852.77     1,869,373.81           852.77
         Indenture Trustee's out-of-pocket expenses                                0.00     1,868,521.04             0.00
         Unpaid Indenture Trustee Fee from prior Collection Periods                0.00     1,868,521.04             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                           0.00     1,868,521.04             0.00
          prior Collection Periods
         Owner Trustee Fee                                                         0.00     1,868,521.04             0.00
         Owner Trustee's out-of-pocket expenses                                    0.00     1,868,521.04             0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                    0.00     1,868,521.04             0.00
         Unpaid Owner Trustee's out-of-pocket exp -                                0.00     1,868,521.04             0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                    852.77     1,868,521.04           852.77
         Collateral Agent Expenses                                                 0.00     1,867,668.27             0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                0.00     1,867,668.27             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods            0.00     1,867,668.27             0.00
(v) (A)  Class A-1 Interest  Distributable  Amount - Current Month
         265,316.33  Prior  Month(s)  Class  A-1  Interest   Carryover
         Shortfall  0.00 Class A-1 Interest  Carryover  Shortfall 0.00
         Interest on Interest Carryover from Prior Months 0.00 Current
         Month Class A-1 Interest Carryover Shortfall 0.00
         Class A-1 Interest Distributable Amount                             265,316.33     1,867,668.27       265,316.33
    (B)  Class A-2 Interest Distributable Amount - Current Month             235,011.06
         Prior Month(s) Class A-2 Interest Carryover Shortfall                     0.00
         Class A-2 Interest Carryover Shortfall                                    0.00
         Interest on Interest Carryover from Prior Months                          0.00
         Current Month Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Distributable Amount                             235,011.06     1,602,351.94       235,011.06
(vi)(A)  Certificate Note Interest - Unadjusted                               45,153.97
         Certificate Note Interest Carryover Shortfall -                           0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                      0.00
         Interest on B Interest Carryover from Prior Months                        0.00
         Current Month Certificate Interest Shortfall                              0.00
         Adjusted Certificate Note Interest Distributable Amount              45,153.97     1,367,340.88        45,153.97
(vii)    Class A Principal Distributable Amount - Current Month              753,118.46
         Class A Principal Carryover Shortfall - Previous Month(s)                 0.00
         Current Month Class A Principal Shortfall                                 0.00
         Withdrawal from Spread Account to Cover Shortfall                         0.00
         Class A Principal Distribution Amount to Class A-1                  753,118.46     1,322,186.91       753,118.46       0.00
         Class A Principal Distribution Amount to Class A-2                        0.00       569,068.45             0.00       0.00
(viii)   Note Insurer Premium                                                 28,354.48       569,068.45        28,354.48
         Note Insurer Premium Supplement                                           0.00       540,713.98             0.00
         Other Reimbursement Obligations to Note Insurer                           0.00       540,713.98             0.00
(ix)     Transition Expenses to successor Servicer                                 0.00       540,713.98             0.00
(x)      Certificate Principal Distributable Amount -                         39,637.81
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall -                               0.00             0.00             0.00
          Previous Month(s)
         Current Month Certificate Principal Shortfall                             0.00             0.00             0.00
         Adjusted Certificate Principal Distributable Amount                  39,637.81       540,713.98        39,637.81
(xi)     Until the Target Payment Date, remaining amount to                  501,076.17       501,076.17       501,076.17
          Class A Noteholders
         Amount to Class A-1 Noteholders                                     501,076.17             0.00             0.00
         Amount to Class A-2 Noteholders                                           0.00             0.00             0.00
(xiv)    After the Target Pmt. Date, remaining amount into                         0.00     2,048,154.44        Total Disbursements
          into Spread Acct.                                                                 2,048,154.44     Total Distribution Amt
                                                                                                             ======================
                                                                                                               (0.00)Shortage (Over)
                                                                                                              ======================
     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                54,260,000.00
                   Class A-1 Principal Distributions                                                       753,118.46
          Class A-1 End of Period Principal Amount (prior to turbo)                                     53,506,881.54
                   Additional Principal Distribution                                                       501,076.17
          Class A-1 End of Period Principal Amount                                                      53,005,805.38

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               5,293,031.51
                   Certificate Principal Distributable Amount                                               39,637.81
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 5,253,393.70
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  5,253,393.70

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  736,087.23
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                1,054,000.00
                                 Purchased receivables more than 30 days delinquent                         64,244.90
                                                                                               -----------------------
                                 Total                                                                   1,118,244.90

                          Aggregate Gross  Principal  Balance as of the close of
                                 122,063,989.31  business on the last day of the
                                 Collection Period.
                   Delinquency Ratio                                                                            0.92%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  0.92%
                          Delinquency Ratio for second preceding Determination Date                             0.00%
                          Delinquency Ratio for third preceding Determination Date                              0.00%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    0.92%          0.31%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                           0.00
                                 Current Period Defaulted Receivables                                       10,855.00
                                                                                               -----------------------
                                 Total                                                                      10,855.00

                                 Cumulative Defaulted Receivables                                           10,855.00
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     0.01%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                                 0.00

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                        0.00
                                                                                               -----------------------
                                 Net Liquidation Losses                                                          0.00
                                 Cumulative Previous Net Losses                                                  0.00
                                                                                               -----------------------
                                 Cumulative Net Losses                                                           0.00
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    0.00%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       55.57
          Weighted Average Annual Percentage Rate                                                              20.33%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  105,067,873.84
                          minus the Securities Balance                                                 105,067,873.84
                                                                                               -----------------------
                                                                                                                (0.00)
                          divided by the Aggregate Principal Balance                                            0.00%

          Floor OC Percent
                   Aggregate Principal Balance                                                         105,067,873.84
                   minus the Securities Balance                                                        105,067,873.84
                                                                                               -----------------------
                                                                                                                 0.00
                   divided by the initial Aggregate Principal Balance                                  100,567,598.60
                                                                                               -----------------------
                                                                                                                0.00%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                        100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      105,067,873.84
                          (ii) the sum of
                              (A)2% of the sum of                                                                              2.00%
                                 (I)   initial Aggregate Principal Balance                                            100,567,598.60
                                 (II)  balance of all Subsequent Receivables                                                    0.00
                                                                                                                      --------------
                                                                                                                        2,011,351.97
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              1.00%
                                 (II) initial Aggregate  Principal Balance                                           100,567,598.60
                                                                                                                     ---------------
                                                                                                                        1,005,675.99
                   Floor Amount                                                                          3,017,027.96

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                       3,017,027.96
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                   9.0%
                                 if a Trigger Event, 15% minus the OC Percent                                                  15.0%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                         30.0%
                                 if an Insurance Agreement Event of Default, unlimited                                          999%
                                                                                                                   9%
                                 times the Aggregate Principal Balance                                 105,067,873.84
                                                                                               -----------------------
                                                                                                         9,456,108.65
                          Requisite Amount                                                               9,456,108.65

                          Does a Trigger Event exist?                                                                              N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              N

          Required Spread Account Amount                                                                 9,456,108.65
          Beginning of Period Spread Account Balance                                                     3,705,122.05
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                 5,750,986.60
          Earnings on Spread Account Balance                                                                 5,553.61
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,710,675.66


IN WITNESS WHEREOF, I, Jeffrey P. Fritz, a responsible officer of Consumer Portfolio
Services, Inc., have executed this Servicer's Note as of the Determination Date set forth above.

                                  CONSUMER PORTFOLIO SERVICES, INC.


                                  By:
                                      Name:  Jeffrey P. Fritz
                                      Title: Senior Vice President


